united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 3/31/16

ITEM 1. REPORTS TO SHAREHOLDERS.

Empiric 2500 Fund

Semi-Annual Report March 31, 2016

This report is for the shareholders of the Empiric 2500 Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus.

Fellow Shareholders,

The NAV of the Fund’s Class “A” shares on March 31, 2016 was 28.82 per share. Cumulative and annualized returns are below.

	Class A	Class A
Cumulative Returns%	(No Sales	(Max 5.75%
Ended 03.31.16	Charges)	Charge	Class C	Benchmark[1]
Last 15 Years	230.70%	215.72%	—	139.15%
Last 10 Years	29.72%	22.28%	20.37%	96.87%
Last 5 Years	20.92%	13.95%	16.48%	72.95%
Since Inception (A)	404.37%	404.37%	—	413.86%
Since Inception (C)	—	—	33.77%	115.89%
Annualized Returns (%)
Last 15 Years	8.30%	7.97%	—	5.99%
Last 10 Years	2.64%	2.03%	1.87%	7.01%
Last 5 Years	3.87%	2.655	3.10%	11.58%
Since Inception (A)	8.26%	8.26%	—	8.35%
Since Inception (C)	—	—	2.82%	7.58%
Short-term Returns (%)
Last 3 Months	-0.45%	-6.18%	-0.75%	0.39%
Last 6 Months	-1.13%	-6.82%	-1.52%	3.68%
Last 12 Months	-16.95%	-21.73%	-17.57%	-7.31%
Last 3 Years (Annualized)	5.93%	3.86%	5.13%	11.82%
Gross Expense Ratio	2.16%	2.16%	2.91%	—

[1]	Prior to 09/30/2013, the Benchmark Index is the S&P 500. For periods after 09/30/2013, the Benchmark Index is the Russell 2500. For comparisons periods that straddle 09/30/2013, we use the S&P 500. For periods after 09/30/2013, we use the Russell 2500.

Performance data quoted represents past performance which does not guarantee future results. Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. To obtain performance to the most recent month-end, please call 1.800.880.0324, or visit our website at www.EmpiricFunds.com. Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge reflects the maximum sales charge. Performance data shown with no sales charges does not reflect current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower. Shaded areas indicate the highest comparative return for the period. Inception date for the Class A shares is 11/06/1995 and for the Class C shares 10/07/2005.

4357-NLD-5/23/2016

Stocks and bonds have danced to the tune of the Federal Reserve (Fed). “Don’t fight the FED” is an adage proved true, in our experience. Rapidly rising interest rates are almost always detrimental to stock prices. Clearly the FED wants to raise rates, with one rate hike already under its belt.

Are we going against our experience and fighting the Fed? We don’t think so. The number of rate hikes this year is likely to be two or less this year, with one hike most likely, not enough for the FED to upset the stock investors. Our reasons for modest rate hikes are as follows.

Global Risks. Global risks to growth continue to weigh heavily on policy makers, pushing potential rate hikes further into the future. The good news is that the U.S. continues to outperform most developed countries. The bad news is that this has been the slowest recovery on record.

There’s a related problem, too. Slow growth is easily derailed. The potential for economic hiccups in the near term puts the Fed and other central bankers on edge. While the Federal Reserve has tried to view domestic economic data independently of world events, it is finding it increasingly difficult to diverge from the global trend of low interest rates without significantly increasing the value of the dollar. The Fed knows that the U.S. is largely responsible for the continued growth and stability of the current global economic environment, and will continue take extraordinary measures to ensure it remains intact. They also know that a rising dollar is deflationary for the U.S. economy and could potentially put us in recession.

Brexit Risks. Britain votes on whether to leave the European Union on June 23rd, which puts additional pressure on the Federal Reserve to hold off making interest rate policy decisions for the next five weeks, at least. Britain “opted-out” of the Euro and kept the pound, making it easier to opt-out of the Eurozone should they vote to do so. Remembering Greece’s problems, the vote has the potential to rattle financial markets, making it prudent for Fed Chair Janet Yellen to delay a hike decision until after Britain’s crucial vote.

Disbelief Risks. Are we really in a recovery? Although domestic data is coming in relatively good compared to other industrial countries, the tepid recovery is making the markets, business leaders, and the Federal Reserve uneasy. Wage and salary growth, while still below the pre-crisis peak of 3.5%, are clocking steady increases around 2.25%. The labor participation rate is beginning to stabilize after being in a long-term decline since 2000. Core inflation, as measured by the consumer price index excluding food and energy, appears to have steadied below the Federal Reserve’s target rate of 2%.

But for each piece of good news, a piece of bad news can be found. Retail sales though, excluding food services, have notched three straight months of declines. And five-year forward inflation expectations, as measured by the St. Louis Fed, are near the lowest level since the beginning of the recovery. Capital spending expectations by business in the next 6 to 12 months, measured by the Chicago Fed Survey of Business Conditions, dropped considerably late last year and have yet to recover significantly, a possible indication businesses are beginning to hold off new investment until after the election cycle. First-quarter GDP growth was a very slow 0.5%. The Wall Street Journal notes that the last time GDP grew faster than 3% was 2005, which is “the longest stretch of malaise that we can find in the Bureau of Economic analysis tables going back to 1930. Even the Great Depression saw a snap back to rapid growth from 1934-1936.”1

Political Risks. To put it mildly, this has been an unusual presidential election cycle. Making educated inferences about the general direction of the 2016 election, using past elections, has not played out accordingly. Both parties’ primary frontrunners have very high unfavorable ratings. And both parties are making business leaders anxious. The result, we believe, contributes to the reluctance of business to make capital improvements and invest in future growth. In an uncertain environment, buying back stock looks like a much better bet than capital investments and hiring.

The high uncertainty makes the Federal Reserve’s job substantially more difficult. Interest rates will rise eventually, but the timeliness in which the Fed actually executes these rate hikes, we believe, is likely to be delayed. We believe the Fed will continue to wait until data comes in which unequivocally forces their hand in bumping the overnight rate higher. Which brings us to the primary point of this letter: expect continued sluggish economic growth with a tepidly growing stock market. The biggest risks to the economy and stocks remain political, but we expect things to continue on the uneasy path they have been following.

Cheap stocks? We would be less concerned about all of the many uncertainties discussed above if stocks were cheap. Stocks on a multitude of measures have been oscillating between fairly valued to quite expensive. The problem is bonds, real-estate, and practically all asset classes are also pricey. To complicate matters more, certain areas of the stock market remain depressed, and other areas carry far higher multiples.

One of the capstones of our investment philosophy is to seek out securities which we deem as undervalued. Even a time when some areas of the market are expensive, there still remain sections of the market where prices are reasonable. We believe continued focus on the areas which exhibit relative value will prove advantageous over the next decade.

Ours is value approach, rather than a growth-stock approach. For the last 6 and 12 months, the Fund has underperformed its benchmark. Growth stocks have

[1]	The Wall Street Journal, “Make America Grow Again,” April 28, 2016.

outperformed over this time frame, although we have seen a shift to value stocks since the markets began rallying off its February 11th low.

Value has underperformed growth for the last decade, despite the last few months. We believe value is likely to gain traction going forward. The slowly increasing rate environment, the slowly improving domestic economy, and the relative expensiveness of other asset classes make value particularly attractive at this juncture. Additionally, after such a long growth run, many growth stocks are absurdly valued.

History has shown that over long periods value stocks trump growth stocks. We are hopeful we are beginning to witness a more normal environment with value stocks in favor. We are confident our approach to investing is sound and over time will continue to produce favorable results.

As shareholders along with you, we appreciate your confidence investing along with us.

Respectfully submitted,

Mark A. Coffelt, CFA	Loren M. Coffelt
Co-Portfolio Manager	Co-Portfolio Manager
markcoffelt@empiricadvisors.com	lorenmark@empiricadvisors.com

The benchmarks used are the S&P 500 index and the Russell 2500 index. The S&P 500 is representative of the 500 largest companies in the U.S and is considered representative of the large capitalization U.S. universe. Prior to 09/30/2013 when we invested in large stocks, the S&P 500 was our primary benchmark. Beginning 09/30/2013 we shifted focus to small and mid-cap companies and use the Russell 2500 index which is the smallest 2500 companies in the Russell 3000. It is considered representative of small and mid-capitalization U.S. companies.

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund's performance figures* for the periods ended March 31, 2016, compared to its benchmark:

			5 Year Return	10 Year Return
	6 Months	1 Year Return	(Annualized)	(Annualized)
Empiric 2500 Fund Class A	(1.13)%	(16.95)%	3.87%	2.64%
Empiric 2500 Fund Class A with Load (a)	(6.82)%	(21.73)%	2.65%	2.03%
Russell 2500 Total Return Index (b)	3.68%	(7.31)%	8.58%	6.47%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund, have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, 12b-1 distribution fees and extraordinary expenses, do not exceed 1.73% for Class A, of the Fund’s average daily net assets through January 31, 2017. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a)	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

(b)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Empiric 2500 Fund

PORTFOLIO REVIEW (Unaudited)

March 31, 2016

The Fund's performance figures* for the periods ended March 31, 2016, compared to its benchmark:

			5 Year Return	10 Year Return
	6 Months	1 Year Return	(Annualized)	(Annualized)
Empiric 2500 Fund Class C	(1.52)%	(17.57)%	3.10%	1.87%
Russell 2500 Total Return Index (a)	3.68%	(7.31)%	8.58%	6.47%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor and the Trust, with respect to the Fund have entered into an Expense Limitation Agreement under which the Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, acquired fund fees and expenses, 12b-1 distribution fees and extraordinary expenses, do not exceed 1.73% for Class C, of the Fund’s average daily net assets through January 31, 2017. Fee waivers or reimbursements by the Advisor are subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-888-839-7424.

(a)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe and includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Empiric 2500 Fund

Portfolio Weightings (Unaudited)

March 31, 2016

The percentages in the above chart are based on the portfolio holdings as a percentage of net assets of the Fund as of March 31, 2016 and are subject to change.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)
March 31, 2016

Shares		Value

	COMMON STOCKS - 99.2%
	AIRLINES - 4.4%
4,580	Alaska Air Group, Inc.	$375,652
8,931	Hawaiian Holdings, Inc. *	421,454
11,778	SkyWest, Inc.	235,442
		1,032,548
	AUTO MANUFACTURERS - 0.8%
14,147	Wabash National Corp. *	186,740

	AUTO PARTS & EQUIPMENT - 2.3%
13,654	American Axle & Manufacturing Holdings, Inc. *	210,135
4,831	Standard Motor Products, Inc.	167,394
1,591	WABCO Holdings, Inc. *	170,110
		547,639
	BIOTECHNOLOGY - 1.5%
9,575	NewLink Genetics Corp. *	174,265
54,498	PDL BioPharma, Inc.	181,478
		355,743
	BUILDING MATERIALS - 0.5%
1,776	Eagle Materials, Inc.	124,515

	CHEMICALS - 1.1%
2,565	Innophos Holdings, Inc.	79,284
3,239	Stepan Co.	179,084
		258,368
	COMMERCIAL SERVICES - 7.9%
7,852	Apollo Education Group, Inc. *	64,504
14,217	Bridgepoint Education, Inc. *	143,307
5,565	Brink's Co.	186,928
8,854	Green Dot Corp. *	203,376
3,364	Heartland Payment Systems, Inc.	324,862
1,322	Matthews International Corp.	68,043
5,457	Nutrisystem, Inc.	113,888
13,630	Quad/Graphics, Inc.	176,372
16,235	RPX Corp. *	182,806
5,679	Rent-A-Center, Inc.	90,012
5,963	Strayer Education, Inc. *	290,696
		1,844,794
	COMPUTERS - 1.0%
7,758	Insight Enterprises, Inc. *	222,189

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2016

Shares		Value

	DIVERSIFIED FINANCIAL SERVICES - 7.0%
7,374	Altisource Portfolio Solutions SA (b) *	$178,082
19,891	BGC Partners, Inc.	180,014
4,565	Blackhawk Network Holdings, Inc. *	156,580
2,643	CBOE Holdings, Inc.	172,667
26,064	GAIN Capital Holdings, Inc.	170,980
2,300	Higher One Holdings, Inc. *	8,993
11,800	INTL. FCStone, Inc. *	315,414
11,954	Investment Technology Group, Inc.	264,183
7,252	Moelis & Co.	204,724
		1,651,637
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
17,235	General Cable Corp.	210,439
2,180	Powell Industries, Inc.	64,986
		275,425
	ELECTRONICS - 0.8%
10,234	Jabil Circuit, Inc.	197,209

	ENERGY-ALTERNATE SOURCES - 1.6%
22,000	Renewable Energy Group, Inc. *	207,680
3,148	REX American Resources Corp. *	174,620
		382,300

	ENGINEERING & CONSTRUCTION - 1.0%
5,267	Argan, Inc.	185,188
3,607	Tutor Perini Corp. *	56,053
		241,241
	ENTERTAINMENT - 1.6%
5,746	Carmike Cinemas, Inc. *	172,610
14,913	Isle of Capri Casinos, Inc. *	208,782
		381,392
	FOOD - 4.9%
4,841	Cal-Maine Foods, Inc. (b)	251,296
8,546	Pilgrim's Pride Corp. (b) *	217,068
2,178	Sanderson Farms, Inc.	196,412
50	Seaboard Corp. *	150,151
25,564	SUPERVALU, Inc. *	147,249
4,142	Weis Markets, Inc.	186,639
		1,148,815
	FOREST PRODUCTS & PAPER - 1.2%
3,399	Clearwater Paper Corp. *	164,885
2,721	Domtar Corp.	110,201
		275,086

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2016

Shares		Value

	HEALTHCARE-SERVICES - 5.8%
4,393	Amsurg Corp. *	$327,718
7,080	Centene Corp. *	435,922
3,848	Molina Healthcare, Inc. *	248,158
6,751	Triple-S Management Corp. *	167,830
1,831	WellCare Health Plans, Inc. *	169,825
		1,349,453
	HOLDING COMPANIES - DIVERSIFIED - 0.9%
15,024	HRG Group, Inc. *	209,284

	HOME FURNISHINGS - 1.1%
1,046	Leggett & Platt, Inc.	50,626
3,310	Tempur Sealy International, Inc. *	201,215
		251,841
	HOUSEHOLD PRODUCTS/WARES - 1.4%
20,683	Central Garden & Pet Co. *	336,926

	INSURANCE - 15.7%
15,743	American Equity Investment Life Holding Co.	264,482
4,539	American Financial Group, Inc.	319,409
5,120	AMERISAFE, Inc.	269,005
11,637	AmTrust Financial Services, Inc.	301,166
2,805	Argo Group International Holdings Ltd.	160,979
2,649	Axis Capital Holdings Ltd.	146,914
6,653	EMC Insurance Group, Inc.	170,649
1,095	Enstar Group Ltd. *	178,025
2,192	Erie Indemnity Co.	203,834
4,433	FBL Financial Group, Inc.	272,718
4,682	HCI Group, Inc.	155,911
10,600	Heritage Insurance Holdings, Inc.	169,282
18,489	Maiden Holdings Ltd.	239,248
3,100	Safety Insurance Group, Inc.	176,886
7,103	Selective Insurance Group, Inc.	260,041
12,998	Universal Insurance Holdings, Inc. (b)	231,364
3,578	Validus Holdings Ltd.	168,846
		3,688,759
	INTERNET - 1.6%
18,758	1-800-Flowers.com, Inc. *	147,813
10,605	AVG Technologies NV *	220,054
		367,867
	IRON/STEEL - 0.5%
7,039	United States Steel Corp.	112,976

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2016

Shares		Value

	MACHINERY-DIVERSIFIED - 0.7%
610	AGCO Corp.	$30,317
1,799	Wabtec Corp.	142,643
		172,960
	MEDIA - 1.0%
30,440	Entravision Communications Corp.	226,474

	METAL FABRICATE/HARDWARE - 0.8%
7,200	Global Brass & Copper Holdings, Inc.	179,640

	MISCELLANEOUS MANUFACTURING - 2.0%
9,907	Myers Industries, Inc.	127,404
12,503	Smith & Wesson Holding Corp. *	332,830
		460,234
	OFFICE FURNISHINGS - 1.5%
4,773	HNI Corp.	186,958
7,254	Knoll, Inc.	157,049
		344,007
	OIL & GAS - 4.4%
12,645	Alon USA Energy, Inc.	130,496
5,026	CVR Energy, Inc.	131,179
8,864	Delek US Holdings, Inc.	135,087
86,511	Fairmount Santrol Holdings, Inc. (b) *	217,143
5,525	PBF Energy, Inc.	183,430
8,238	Western Refining, Inc.	239,643
		1,036,978
	OIL & GAS SERVICES - 0.4%
3,000	Oil States International, Inc. *	94,560

	PACKAGING & CONTAINERS - 0.8%
3,549	Silgan Holdings, Inc.	188,700

	PHARMACEUTICALS - 2.2%
6,913	Enanta Pharmaceuticals, Inc. (b) *	203,035
4,600	Impax Laboratories, Inc. *	147,292
4,979	Premier, Inc. *	166,099
		516,426
	REAL ESTATE - 0.8%
10,306	St Joe Co. (b) *	176,748

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2016

Shares		Value

	RETAIL - 7.6%
13,598	Ascena Retail Group, Inc. *	$150,394
1,596	Casey's General Stores, Inc.	180,859
8,115	Cash America International, Inc.	313,564
6,270	DSW, Inc.	173,303
4,309	GameStop Corp. (b)	136,725
5,587	Outerwall, Inc. (b)	206,663
5,693	Papa John's International, Inc.	308,504
26,931	Pier 1 Imports, Inc.	188,786
6,789	Sonic Automotive, Inc.	125,461
		1,784,259
	SEMICONDUCTORS - 1.9%
30,978	Amkor Technology, Inc. *	182,460
7,317	Cirrus Logic, Inc. *	266,412
		448,872
	SOFTWARE - 3.0%
7,814	CSG Systems International, Inc.	352,880
2,337	j2 Global, Inc.	143,912
5,586	Take-Two Interactive Software, Inc. *	210,425
		707,217
	TELECOMMUNICATIONS - 3.6%
28,372	EarthLink Holdings Corp.	160,869
13,379	General Communication, Inc. *	245,103
7,008	NeuStar, Inc. (b) *	172,397
58,537	Vonage Holdings Corp. *	267,514
		845,883

	TRANSPORTATION - 2.7%
24,448	Air Transport Services Group, Inc. *	376,010
2,123	Atlas Air Worldwide Holdings, Inc. *	89,739
9,239	Swift Transportation Co. *	172,123
		637,872

	TOTAL COMMON STOCKS (Cost $22,196,593)	23,263,577

	REITS - 0.2%
1,421	Potlatch Corp.	44,762
	TOTAL REITS (Cost $37,972)	44,762

See accompanying notes to financial statements.

Empiric 2500 Fund
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
March 31, 2016

Shares		Value

	SHORT-TERM INVESTMENTS - 9.2%
215,221	Fidelity Institutional Money Market Portfolio - Institutional Class, 0.39%**	$215,221
1,929,815	Fidelity Institutional Money Market Portfolio - Institutional Class, 0.39%** (a)	1,929,815
	TOTAL SHORT-TERM INVESTMENTS (Cost $2,145,036)	2,145,036

	TOTAL INVESTMENTS IN SECURITIES - 108.6% (Cost $24,379,601)	$25,453,375
	LIABILITIES IN EXCESS OF OTHER ASSETS - (8.6)%	(2,011,839)
	TOTAL NET ASSETS - 100.0%	$23,441,536

*	Non-Income producing security.

**	Interest rate reflects seven-day effective yield on March 31, 2016.

(a)	All or a portion of the security is segregated as collateral for securities on loan at March 31, 2016. Total collateral had a market value of $1,929,815 at March 31, 2016.

(b)	All or a portion of the security is out on loan at March 31, 2016. Total loaned securities had a market value of $1,909,324 at March 31, 2016.

(c)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $24,464,297 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,018,238
Unrealized depreciation	(1,029,160)
Net unrealized appreciation	$989,078

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 2016

ASSETS
Investment securities:
At cost	$24,379,601
At value (including collateral for loaned securities)	$25,453,375
Dividends and interest receivable	12,394
Prepaid expenses and other assets	5,787
TOTAL ASSETS	25,471,556

LIABILITIES
Securities lending collateral	1,929,815
Payable for Fund shares repurchased	132
Distribution (12b-1) fees payable	60,130
Investment advisory fees payable	14,712
Fees payable to other affiliates	140
Accrued expenses and other liabilities	25,091
TOTAL LIABILITIES	2,030,020
NET ASSETS	$23,441,536

Composition of Net Assets:
Paid in capital	$27,635,415
Undistributed net investment loss	(51,049)
Accumulated net realized loss from security transactions	(5,216,604)
Net unrealized appreciation on investments	1,073,774
NET ASSETS	$23,441,536

Net Asset Value Per Share:
Class A Shares:
Net Assets	$22,290,506
Shares of beneficial interest outstanding (a)	773,312
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$28.82
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$30.58

Class C Shares:
Net Assets	$1,151,030
Shares of beneficial interest outstanding (a)	43,439
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$26.50

(a)	Unlimited number of shares of benficial interest authorized, no par value.

(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge ("CDSC") on shares redeemed less than 12 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended March 31, 2016

INVESTMENT INCOME
Dividends	$153,482
Interest	656
Securities lending income - net	44,215
TOTAL INVESTMENT INCOME	198,353

EXPENSES
Investment advisory fees	123,337
Distribution (12b-1) fees:
Class A	29,198
Class C	6,546
Administration fees	27,728
MFund service fees	14,841
Professional fees	10,396
Printing and postage expenses	8,167
Compliance officer fees	8,096
Non 12b-1 shareholder servicing fees	6,368
Registration fees	3,510
Trustees fees and expenses	2,644
Custodian fees	2,534
Insurance expense	915
Other expenses	27,293
TOTAL EXPENSES	271,573
Less: Fees waived by the Manager	(22,171)
NET EXPENSES	249,402
NET INVESTMENT LOSS	(51,049)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(5,167,210)
Net realized gain from redemptions in kind	105,649
Net change in unrealized appreciation on investments	4,740,970

NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(320,591)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(371,640)

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
FROM OPERATIONS
Net investment income (loss)	$(51,049)	$42,155
Net realized loss from investments	(5,167,210)	(44,042)
Net realized gain from redemptions in kind	105,649	1,332,665
Net change in unrealized appreciation (depreciation) on investments	4,740,970	(3,316,498)
Net decrease in net assets resulting from operations	(371,640)	(1,985,720)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	—	(852,675)
Class C	—	(55,763)
From net realized gains:
Class A	—	(3,003,431)
Class C	—	(196,417)
Net decrease in net assets from distributions to shareholders	—	(4,108,286)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	716,256	4,231,544
Class C	12,152	27,903
Net asset value of shares issued in reinvestment of distributions:
Class A	—	3,771,057
Class C	—	214,002
Payments for shares redeemed:
Class A	(2,541,154)	(11,385,355)
Class C	(392,565)	(448,863)
Net decrease in net assets from shares of beneficial interest	(2,205,311)	(3,589,712)

TOTAL DECREASE IN NET ASSETS	(2,576,951)	(9,683,718)

NET ASSETS
Beginning of Period	26,018,487	35,702,205
End of Period *	$23,441,536	$26,018,487
* Includes accumulated net investment loss of:	$(51,049)	$—

See accompanying notes to financial statements.

Empiric 2500 Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the
	Six Months Ended	For the
	March 31, 2016	Year Ended
	(Unaudited)	September 30, 2015
SHARE ACTIVITY
Class A:
Shares Sold	26,293	123,503
Shares Reinvested	—	111,044
Shares Redeemed	(92,055)	(331,609)
Net decrease in shares of beneficial interest outstanding	(65,762)	(97,062)

Class C:
Shares Sold	504	851
Shares Reinvested	—	6,789
Shares Redeemed	(14,891)	(14,200)
Net decrease in shares of beneficial interest outstanding	(14,387)	(6,560)

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class A
	Six Months
	Ended		Year		Year		Year		Year		Year
	March 31, 2016		Ended		Ended		Ended		Ended		Ended
	(Unaudited)		September 30, 2015		September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011
Net asset value, beginning of period	$29.15		$35.83		$34.11		$27.73		$22.92		$24.14
Activity from investment operations:
Net investment income (loss)	(0.05	) (1)	0.06	(1)	(0.26	) (1)	(0.10	) (1)	(0.20)		(0.30)
Net realized and unrealized gain (loss) on investments	(0.28)		(2.53)		5.59		6.48		5.01		(0.92)
Total from investment operations	(0.33)		(2.47)		5.33		6.38		4.81		(1.22)
Less distributions from:
Return of Capital	—		(0.93)		—		—		—		—
Net realized gains	—		(3.28)		(3.61)		—		—		—
Total distributions	—		(4.21)		(3.61)		—		—		—
Net asset value, end of period	$28.82		$29.15		$35.83		$34.11		$27.73		$22.92
Total return (2)	(1.1	)% (9)	(8.6)%		16.0%		23.0	% (3)	21.0	% (4)	(5.1)%
Net assets, at end of period (000s)	$22,291		$24,462		$33,539		$32,712		$31,872		$33,438
Ratio of gross expenses to average net assets (5)(7)	2.16	% (10)	1.82%		1.78%		1.95%		1.76%		1.75%
Ratio of net expenses to average net assets after reimbursement or recapture (7)	1.98	% (6)(10)	1.87	% (6)	1.78	% (6)	1.90	% (6)	1.76%		1.75%
Ratio of net investment income (loss) to average net assets (7)(8)	(0.37	)% (10)	0.18%		(0.73)%		(0.33)%		(0.70)%		(0.98)%
Portfolio Turnover Rate	78	% (9)	166%		622%		789%		540%		352%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges. Had the Advisor not waived or recaptured a portion of the Fund's expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.9%.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.9%.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class A shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(7)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Not Annualized

(10)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each of the Periods Presented

	Class C
	Six Months
	Ended		Year		Year		Year		Year		Year
	March 31, 2016		Ended		Ended		Ended		Ended		Ended
	(Unaudited)		September 30, 2015		September 30, 2014		September 30, 2013		September 30, 2012		September 30, 2011
Net asset value, beginning of period	$26.91		$33.60		$32.42		$26.55		$22.11		$23.46
Activity from investment operations:
Net investment loss	(0.16	) (1)	(0.19	) (1)	(0.50	) (1)	(0.31	) (1)	(0.40)		(0.46)
Net realized and unrealized gain (loss) on investments	(0.25)		(2.29)		5.29		6.18		4.84		(0.89)
Total from investment operations	(0.41)		(2.48)		4.79		5.87		4.44		(1.35)
Less distributions from:
Return of Capital	—		(0.93)		—		—		—		—
Net realized gains	—		(3.28)		(3.61)		—		—		—
Total distributions	—		(4.21)		(3.61)		—		—		—
Net asset value, end of period	$26.50		$26.91		$33.60		$32.42		$26.55		$22.11
Total return (2)	(1.5	)% (9)	(9.2)%		15.1%		22.1	% (3)	20.1	% (4)	(5.8)%
Net assets, at end of period (000s)	$1,151		$1,556		$2,164		$2,338		$2,179		$2,239
Ratio of gross expenses to average net assets (5)(7)	2.91	% (10)	2.57%		2.53%		2.70%		2.51%		2.50%
Ratio of net expenses to average net assets after reimbursement or recapture (7)	2.73	% (6)(10)	2.62	% (6)	2.53	% (6)	2.65	% (6)	2.51%		2.50%
Ratio of net investment loss to average net assets (7)(8)	(1.18	)% (10)	(0.59)%		(1.47)%		(1.08)%		(1.45)%		(1.73)%
Portfolio Turnover Rate	78	% (9)	166%		622%		789%		540%		352%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any. Had the Advisor not waived or recaputred a portion of the Fund's expenses, total returns would have been lower or higher.

(3)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 22.0%.

(4)	Includes increase from payment made by the Advisor of 0.1% related to the trading errors reimbursement. Without these transactions, total return would have been 20.0%.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Effective February 1, 2013, the Advisor has agreed to reimburse expenses in order to cap the Class C shares expenses. Please refer to Note 3 in the Notes to Financial Statements for further details.

(7)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(8)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Not Annualized

(10)	Annualized.

See accompanying notes to financial statements.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
March 31, 2016

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (“the Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). These financial statements include the following series: Empiric 2500 Fund, formerly the Empiric Core Equity Fund, (the “Fund”). The Trust currently consists of forty-one series. The Fund is a separate diversified series of the Trust. Empiric Advisors, Inc. (the “Advisor”), acts as the investment advisor to the Fund. The Fund’s Class A shares commenced operations on November 6, 1995. The Fund’s Class C shares commenced operations on October 7, 2005. Prior to October 7, 2005, the shares of the Fund had no specific class designation. As of that date, all of the then outstanding shares were redesignated as Class A shares. The Fund’s investment objective is capital appreciation.

The Fund offers two classes of shares: Class A and Class C shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Fund and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a) Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. The Fund may invest in portfolios of open-end or closed-end investment companies and exchange traded funds (the “Underlying Funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the Underlying Funds. The shares of many closed-end investment companies and exchange traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange traded fund purchased by the Fund will not change. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Board of Trustees of the Trust (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the Fund’s net assets as of March 31, 2016:

Assets		Level 2	Level 3
		(Other Significant	(Other Significant
Security	Level 1	Observable	Unobservable
Classifications (a)	(Quoted Prices)	Inputs)	Inputs)	Totals
Common Stocks	$23,263,577	$—	$—	$23,263,577
REITS	44,762	—	—	44,762
Short-Term Investments	2,145,036	—	—	2,145,036
Total	$25,453,375	$—	$—	$25,453,375

(a)	As of and during the six months ended March 31, 2016, the Fund held no securities that were considered to be “Level 2” or “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current period presented. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period. Refer to the Schedule of Investments for industry classification.

The locations on the Statements of Assets and Liabilities of derivative instruments by type of exposure, all of which are not accounted for as hedging instruments under GAAP, are as follows:

Offsetting of Financial Assets and Derivative Liabilities –

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of March 31, 2016.

				Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
			Net Amounts of Liabilities
		Gross Amounts Offset in	Presented in the
	Gross Amounts of	the Statement of Assets	Statement of Assets &		Cash Collateral
Description	Recognized Liabilities	& Liabilities	Liabilities	Financial Instruments	Received	Net Amount
Securities Lending	$1,929,815	$—	$1,929,815	$—	$1,929,815	$—
Total	$1,929,815	$—	$1,929,815	$—	$1,929,815	$—

b) Federal Income Tax – The Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

As of and during the six months ended March 31, 2016 the Fund did not have a liability for any unrecognized tax expense. The Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. As of March 31, 2016, the Fund did not incur any interest or penalties. As required, Trust management has analyzed the Fund’s tax positions taken on returns filed for open tax years (2013 to 2015) or expected to be taken in the Fund’s 2016 tax returns. The tax filings are open for examination by applicable taxing authorities, U.S. Federal, Nebraska, and foreign jurisdictions. No examination of the Fund’s tax returns are presently in progress.

c) Distribution to Shareholders – Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d) Multiple Class Allocations – Income, non-class specific expenses and realized or unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

with the distribution plan. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

e) Other – Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Commitments and Contingencies – In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h) Sales charges (loads) – A maximum sales charge of 5.75% is imposed on Class A shares of the Fund. Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Fund. For the six months ended March 31, 2016, there were no CDSC fees paid.

i) Security Loans – The Fund has entered into a securities lending agreement with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% of market value plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

(2)	INVESTMENT TRANSACTIONS

For the six months ended March 31, 2016, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Fund were as follows:

Purchases	Sales (a)
$19,046,543	$21,397,144

(a)	The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the Fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the Fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the Fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of the other sources of liquidity, such as the Fund’s short-term lending arrangement or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow. When covering net sales for the Fund, ReFlow normally utilizes Redemptions In-Kind.

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has an investment advisory agreement (“Advisor Agreement”) with the Advisor, Empiric Advisors, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets, such fee to be computed daily based upon daily average net assets of the Fund. The Advisor pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

expenses paid by the Fund (as detailed in the Advisor Agreement). The Advisor pays for all employees, office space and facilities required by it to provide services under the Advisor Agreement, with the exception of specific items of expense (as detailed in the Advisor Agreement). For the six months ended March 31, 2016, investment advisory fees of $123,337 were incurred by the Fund.

The Advisor has contractually agreed to reduce its management fee and/or reimburse the Fund so that the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short and liquidity program fees), taxes, 12b-1 fees, acquired fund fees and expenses, and extraordinary expenses, do not exceed 1.73% of the Fund’s average daily net assets through January 31, 2017. This expense cap may not be terminated prior to this date except by the Board. Expenses reimbursed and/or fees reduced by the Advisor may be recaptured by the Advisor for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limit. For the six months ended March 31, 2016, the Advisor reduced its fees in the amount of $22,171 which is subject to recapture pursuant to the aforementioned conditions no later than September 30, 2019.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and administration services. For MFund’s services to the Fund, the Fund pays MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the six months ended March 31, 2016, the Fund incurred $14,841 for such fees.

A Trustee and Officer of the Trust is also the controlling member of MFund, Alphacentric Advisors LLC, and Catalyst Capital Advisors LLC (Alphacentric and Catalyst each serve as investment advisor to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Empiric Distributor acted as the broker of record on executions of purchases and sales of the Fund’s portfolio investments. For those services, Empiric Distributor received $66,796 in brokerage commissions from the Fund for the six months ended March 31, 2016. Certain Officers and/or employees of the Advisor have an affiliation with Empiric Distributor. For the six months ended March 31, 2016, Empiric Distributor, an affiliated broker, received $6 in underwriter commissions from the sale of shares of the Empiric 2500 Fund.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Fund are also employees of GFS, and are not paid any fees directly by the Fund for serving in such capacity.

Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Fund. For these services, the Fund pays MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement. For the six months ended March 31, 2016, the Fund incurred $10,396 for such fees.

The Independent Trustees are paid a quarterly retainer of $500 per Fund in the Trust. The Independent Trustees also receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust to which the meeting relates. The Lead Independent Trustee of the Trust receives an additional fee of $150 per Fund in the Trust per quarter. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per Fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1(the “Plan”), under the 1940 Act for Class A shares and Class C shares, that allows the Fund to pay distribution and shareholder servicing expenses of up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. Class A shares are currently paying 0.25% per annum of 12b-1 fees. Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Fund and its shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and the Advisor for distribution related expenses.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

(4)	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the years ended September 30, 2015 and September 30, 2014 were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2015	September 30, 2014
Ordinary Income	$2,720,602	$3,700,038
Long-Term Capital Gain	479,246	1,743
Return of Capital	908,438	—
	$4,108,286	$3,701,781

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(70,347)	$—	$—	$(3,751,892)	$(3,822,239)

The difference between book basis and tax basis accumulated net realized losses and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

At September 30, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Expiring FYE	Short-Term	Long-Term	Total
$—	$70,347	$—	$70,347

Permanent book and tax differences, primarily attributable to the reclassification of Fund distributions and tax adjustments for partnerships and realized gain (loss) on in-kind redemptions, resulted in reclassification for the year ended September 30, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$1,332,665	$(43,655)	$(1,289,010)

(5)	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2016, Charles Schwab & Co., Inc. held 27.2% of the voting securities of the Fund, for the sole benefit of customers and may be deemed to control the Fund.

Empiric 2500 Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
March 31, 2016

(6)	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Empiric 2500 Fund
EXPENSE EXAMPLES (Unaudited)
March 31, 2016

As a shareholder of the Empiric 2500 Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Empiric 2500 Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The “Actual” Expenses line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	10/1/15	3/31/16	10/1/15 – 3/31/16	10/1/15 – 3/31/16
Class A	$1,000.00	$988.70	$9.85	1.98%
Class C	1,000.00	984.80	13.55	2.73

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	10/1/15	3/31/16	10/1/15 – 3/31/16	10/1/15 – 3/31/16
Class A	$1,000.00	$1,015.09	$9.98	1.98%
Class C	1,000.00	1,011.35	13.73	2.73

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized.

Empiric 2500 Fund
Additional Information (Unaudited)
March 31, 2016

Proxy Voting Policy and Portfolio Holdings

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-839-7424; and on the Commission’s website at http://www.sec.gov.

Empiric 2500 Fund
Additional Information (Unaudited) (Continued)
March 31, 2016

Consideration and Renewal of Management Agreement Between Empiric Advisors, Inc. and Mutual Fund Series Trust with respect to Empiric 2500 Fund

In connection with a regular meeting held on February 22, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Mutual Fund Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a management agreement between the Trust and Empiric Advisors, Inc. (“Empiric”), with respect to Empiric 2500 Fund (the “Fund”) (the “Management Agreement”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the Management Agreement. In connection with their deliberations regarding renewal of the Management Agreement, the Trustees reviewed materials prepared by Empiric (“Empiric 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed the Empiric 15(c) Response, which provided an overview of the services provided by Empiric as well as information on the firm’s personnel and compliance program. The Trustees discussed the background and experience of the portfolio managers and other key personnel, noting the continuity of the service team. The Trustees noted that Empiric has been subject to a recent FINRA exam and no material issues had been raised. The Trustees noted that there have been no other compliance issues with regard to the Fund during the past year. The Trust’s CCO further noted that the Empiric compliance program is reasonably design to prevent violations of law. The Trustees concluded that they were pleased with the quality of services provided by Empiric.

Performance. The Trustees reviewed the performance of the Fund over the last one year, five year, 10 year, and since inception periods, and also reviewed the average performance of a peer group selected by Empiric, the Morningstar Mid-Blend Category, the S&P 500 index and the Russell 2500 Index. The Trustees noted and agreed that the Russell 2500 Index appeared to be a more appropriate measure of performance for the one year period, and the S&P 500 Index was a more appropriate measure of performance for the preceding periods because the portfolio strategy changed in February 2014 to concentrate assets in small and mid-cap stocks. The Trustees further noted that the advisor has adjusted the Fund’s investment process since the close of the last fiscal year, and that the adjustment to the Fund’s investment process is based on back testing of the current strategy and a reasoned analysis of Empiric’s quantitative studies spanning several years. The Trustees concluded after further discussion that the Fund’s performance was reasonable and the new strategy be given additional time to validate its effectiveness.

Fees and Expenses. The Trustees noted Empiric charges an advisory fee of 1.00%. They further noted that the fee is higher than the average of funds within the peer group and Morningstar category but within the high/low range of average fees for both. They further noted that the Fund’s net expense ratio is lower than the average net expense ratio for funds within the Peer Group and higher, but within the high/low range, of the net expense ratio for funds within Morningstar category. The Trustees concluded after further discussion that the advisory fee is reasonable.

Profitability. The Trustees considered Empiric’s profitability in connection with its relationship with the Fund. The Trustees acknowledged that Empiric had incurred a net loss from its relationship to the Fund. The Trustees concluded, after further discussion of the profitability analysis provided, that excessive profitability from Empiric’s relationship with the Fund was not an issue at this time.

Economies of Scale. The Trustees considered whether Empiric had achieved economies of scale with respect to the management of the Fund. The Trustees noted that the Fund lost assets over the past fiscal year, and discussed Empiric’s projections for future growth of the Fund. The Trustees determined, after further discussion, that economies of scale do not appear to have been reached at this time and agreed that the matter of economies of scale would be revisited as the Fund size materially increases.

Conclusion. Having requested and received such information from Empiric as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Trustees concluded that renewal of the Management Agreement was in the best interests of the Empiric 2500 Fund and its shareholders.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

ADVISOR
Empiric Advisors, Inc.
500 N. Capital of Texas Highway
Building 8, Suite 150
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

DISTRIBUTOR
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holder. None.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi___________
Principal Executive Officer/President
Date: June 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
Principal Executive Officer/President
Date: June 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Principal Financial Officer/Treasurer
Date: June 7, 2016